                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 21, 1999


                        STANCORP FINANCIAL GROUP, INC.

            (Exact name of registrant as specified in its charter)


State of Oregon                        1-14925           93-1253576
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission   (IRS Employer
 incorporation or organization)    File No.)     Identification No.)


1100 SW Sixth Avenue, Portland, Oregon                   97204
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



                                             (503) 321-7000
                                        ----------------------------------------
              (Registrant's telephone number, including area code)



                                                 No Change
                                        ----------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS
--------------------

     Effective April 21, 1999, the Board of Directors of StanCorp Financial Group, Inc. ("StanCorp") declared a dividend of one right for each outstanding share of Common Stock of StanCorp to shareholders of record at the close of business on April 21, 1999. Each right entitles the registered holder to purchase from StanCorp one one-hundredth of a share of Series A Preferred Stock at a purchase price of $118.75, subject to adjustment. The description and terms of the rights are set forth in a Rights Agreement between StanCorp and ChaseMellon Shareholder Services, LLP, as Rights Agent, filed as an Exhibit hereto, and are summarized in the Prospectus dated April 15, 1999 of StanCorp.

                                       2
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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS
-----------------------------------------


     (c)  Exhibits

           4.1  Articles of Incorporation of the Registrant, as amended.

           4.2 Form of Rights Agreement, dated as of April 21, 1999, between the Company and ChaseMellon Shareholder Services, LLP.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   May 7, 1999

                         STANCORP FINANCIAL GROUP, INC.

                          /s/ Ronald E. Timpe
                         ____________________________________
                         Ronald E. Timpe
                         Chairman of the Board, President
                         and Chief Executive Officer



                                       4
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                                 EXHIBIT INDEX


Exhibit No.    Description                                  Sequential Page No.
-----------    -----------                                  -------------------

4.1 Articles of Incorporation of the Registrant, as amended

4.2            Form of Rights Agreement,
               dated as of April 21, 1999, between
               the Company and ChaseMellon Shareholder Services, Inc.